                                                                   Exhibit 10.13


                           FOURTH AMENDMENT AND WAIVER

         THIS FOURTH AMENDMENT AND WAIVER dated as of November 15, 1999 (this "Amendment") amends the Credit Agreement dated as of June 5, 1998 (as previously amended, the "Credit Agreement") between ROY F. WESTON, INC. (the "Company") and BANK OF AMERICA, N.A. (formerly known as Bank of America National Trust and Savings Association) (the "Bank"). Terms defined in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.

         WHEREAS, the Company and the Bank have entered into the Credit Agreement; and

         WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects and to waive certain provisions of the Credit Agreement as more fully set forth herein;

         NOW, THEREFORE, the parties hereto agree as follows:

I.              SECTION   Amendments.  The Credit Agreement is amended as
follows:

A. Amendment to Section 2.1.1. Section 2.1.1 is amended by deleting the reference to "$8,000,000" contained in that Section and replacing it with "$10,000,000; provided further, that the aggregate principal amount of all outstanding Eurodollar Loans shall not at any time exceed $8,000,000".

A. Amendment to Section 4.1. Clause (a) of Section 4.1 is amended by adding the following before the semicolon at the end of that clause:
"provided that, if at any time the aggregate principal amount of all outstanding Loans exceeds $8,000,000, then Floating Rate Loans in an amount equal to such excess shall bear interest at a rate per annum equal to the Base Rate plus 2.0%".

A. Addition of Section 5.4. A new Section 5.4 is added to the Credit Agreement as follows:

                  5.4 Usage Fee. The Company agrees to pay to the Bank a one-time usage fee in the amount of $50,000 on the date on which the aggregate principal amount of all outstanding Loans exceeds $8,000,000.

A.                     Amendment to Section 10.9. Clause (ii) of the proviso to
Section 10.9 is restated in its entirety to read as follows: "(ii) so long as no Event of Default or Unmatured Event of Default exists or would result therefrom, the Company may make regularly scheduled payments of principal of Subordinated Debentures."

                                                                   Exhibit 10.13


A.                     Amendment to Section 10.10. Section 10.10 is amended by
(a) deleting the word "and" at the end of clause (f); (b) relettering the existing clause (g) as clause (h); and (c) inserting the following new clause
(g) in appropriate sequence: "(g) cash Investments in Weskem LLC in an aggregate amount not to exceed $700,000; and".

I. SECTION Waiver. Effective on the date of this Amendment, the Bank hereby waives the Company's non-compliance with Section 10.6.2 of the Credit Agreement for the period of four fiscal quarters ending on September 30, 1999 so long as the ratio described in such Section is not less than 1.5 to 1 for such period.

I. SECTION Representations and Warranties. The Company represents and warrants to the Bank that (a) each warranty set forth in Section 9 of the Credit Agreement is true and correct as of the date of the execution and delivery of this Amendment by the Company, with the same effect as if made on such date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they were true and correct as of such earlier date),
(b) the execution and delivery by the Company of this Amendment and the performance by the Company of its obligations under the Credit Agreement, as amended hereby (as so amended, the "Amended Credit Agreement"), (i) are within the corporate powers of the Company, (ii) have been duly authorized by all necessary corporate action on the part of the Company, (iii) have received all necessary governmental approval and (iv) do not and will not contravene or conflict with any provision of law or of the charter, by-laws or other organizational documents of the Company or any Subsidiary or of any agreement, indenture, instrument or other document, or any judgment, order or decree, which is binding on the Company or any Subsidiary and (c) the Amended Credit Agreement is the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

I. SECTION Effectiveness. The amendments set forth in Section 1 above and the waiver set forth in Section 2 above shall become effective as of the date of this Amendment when the Bank shall have received (a) a counterpart of this Amendment signed by Company, (b) a confirmation in the form of Exhibit A signed by the Company and each Guarantor and (c) an amendment fee in the amount of $20,000.

I.         SECTION Miscellaneous.

A. Continuing Effectiveness, etc. As herein amended, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. All references in the Credit Agreement and the other Loan Documents to "Credit Agreement" or similar terms shall refer to the Amended Credit Agreement.

A. Counterparts. This Amendment may be executed in any number of counterparts and by the parties hereto on separate counterparts, and each such counterpart
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                                                                   Exhibit 10.13


shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.

A. Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State.

A. Successors and Assigns. This Amendment shall be binding upon the Company and the Bank and their respective successors and assigns and shall inure to the benefit of the Company and the Bank and the respective successors and assigns of the Bank.

A. Blocked Account Agreements. If the Credit Agreement has not terminated on or prior to January 31, 2000, the Company shall provide to the Bank on such date copies of blocked account agreements in substantially the form set forth in Exhibit B hereto covering all accounts of the Company or any of its Subsidiaries maintained at Allfirst, and at any other financial institution other than the Bank to the extent that funds in the accounts described on Exhibit C hereto exceed $100,000 in the aggregate at any time.

A. Further Assurances. (a) If the Credit Agreement has not terminated on or prior to January 31, 2000, the Company shall promptly execute a mortgage in favor of the Bank, in form and substance reasonably satisfactory to the Bank, on the property of the Company and its Subsidiaries located in West Chester, Pennsylvania (the "Property").

         (b) The Company further agrees to promptly (and, in any event, no later than February 29, 2000) provide the following documents in connection with the mortgage referred to above: (i) an ALTA Loan Title Insurance Policy, issued by an insurer acceptable to the Bank, insuring the Bank's Lien on the Property and containing such endorsements as the Bank may reasonably require; (ii) copies of all documents of record concerning the Property as shown on the commitment for the ALTA Loan Title Insurance Policy; (iii) original or certified copies of all insurance policies required to be maintained with respect to the Property by the Credit Agreement, the mortgage or any other Loan Document; and (iv) a flood insurance policy concerning the Property, reasonably satisfactory to the Bank, if required by the Flood Disaster Protection Act of 1973.

                                                                   Exhibit 10.13


         Delivered at Chicago, Illinois, as of the day and year first above written.

                                          ROY F. WESTON, INC.


                                          By:     s/William G. Mecaughey
                                                --------------------------------

                                          Title:
                                                --------------------------------

                                          BANK OF AMERICA, N.A.


                                          By:     s/Edmund Lester
                                                --------------------------------

                                          Title:
                                                --------------------------------

                                                                   Exhibit 10.13

                                    EXHIBIT A


                                  CONFIRMATION

                          Dated as of November 15, 1999

To:   Bank of America, N.A.

         Please refer to (a) the Credit Agreement dated as of June 5, 1998 (as amended, the "Credit Agreement") among Roy F. Weston, Inc. (the "Company") and Bank of America, N.A. (formerly known as Bank of America National Trust and Savings Association), (b) the Fourth Amendment and Waiver dated as of the date hereof to the Credit Agreement (the "Fourth Amendment"); (c) the Guaranty (the "Guaranty") dated as of June 5, 1998 issued by each of the undersigned (other than the Company) in favor of the Bank; (d) the Security Agreement (the "Security Agreement") dated as of June 5, 1998 among each of the undersigned and the Bank; and (e) the other Loan Documents (as defined in the Credit Agreement).

                           Each of the undersigned hereby confirms to the Bank
that, after giving effect to the Fourth Amendment and the transactions contemplated thereby, each Loan Document (including the Guaranty and the Security Agreement) to which such undersigned is a party continues in full force and effect and is the legal, valid and binding obligation of such undersigned, enforceable against such undersigned in accordance with its terms.


                               ROY F. WESTON, INC.


                               By:
                                     Title:


                               ROY F. WESTON (DELAWARE), INC.


                               By:
                                     Title:


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                                                                   Exhibit 10.13


                               ROY F. WESTON (IPR), INC.


                               By:
                                     Title:


                               MOORSTEIN, INC.


                               By:
                                     Title:


                               ROY F. WESTON OF NEW YORK, INC.


                               By:
                                     Title:


                               WESTON INTERNATIONAL HOLDINGS, INC.


                               By:
                                     Title:

                                                                   Exhibit 10.13


                                    EXHIBIT B
                        FORM OF BLOCKED ACCOUNT AGREEMENT

                                     [Date]


[Bank]
[Address]


         Re: [Weston or applicable Subsidiary]

Ladies and Gentlemen:

         We hereby notify you that we have transferred exclusive ownership, dominion and control of our deposit account (the "Deposit Account") listed on
Schedule I hereto to Bank of America, N.A. ("BofA") pursuant to a Security Agreement dated as of June 5, 1998 among us, various other parties and BofA (as amended or otherwise modified from time to time, the "Security Agreement"). We also have granted to BofA a security interest in all cash, checks, drafts and other similar writings for the payment of money from time to time held in the Deposit Account.

         We hereby irrevocably instruct you to make all payments to be made by you out of or in connection with the Deposit Account in accordance with the instructions of BofA. In this regard, we wish to note that BofA in the accompanying Acknowledgement and Instructions has authorized you to continue to accept instructions from us unless BofA has given you written notice (which has not been rescinded) of the existence of a Default under and as defined in the Security Agreement.

         We also hereby notify you that BofA, subject to the immediately preceding paragraph, shall be irrevocably entitled to exercise any and all rights in respect of or in connection with the Deposit Account, including, without limitation, the right to specify when payments are to be made out of or in connection with the Deposit Account.
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                                                                   Exhibit 10.13


         Funds deposited into the Deposit Account will not be subject to deduction, set-off, banker's lien or any other right in favor of any person or entity other than BofA, except (i) that you may set off against the Deposit Account the face amount of any check deposited in and credited to the Deposit Account which is subsequently returned for any reason and (ii) for your statutory security interest in items and their proceeds to the extent of deposit credits posted therefor. Your compensation for providing the services contemplated herein shall be as mutually agreed between you and us from time to time and we will continue to pay such compensation, and you agree not to terminate the Deposit Account without giving BofA at least 30 days' prior written notice.

         By signing below, you agree that this letter and the accompanying Acknowledgement and Instructions constitute notice in writing of the security interest of BofA in the Deposit Account and all cash, checks, drafts and similar writings for the payment of money from time to time therein, and you hereby consent to such notice. This Agreement may not be changed except pursuant to a writing signed by us and BofA.

         Please agree to the terms of, and acknowledge receipt of, this letter by signing in the space provided below on two of the enclosed copies and returning them to BofA at 231 South LaSalle Street, Chicago, Illinois 60697, Attention Jennifer Gerdes.


                                      Very truly yours,

                                      [WESTON ENTITY]


                                      By: ___________________________
                                      Print Name:_____________________
                                      Title:__________________________

Acknowledged and agreed to
as of November __, 1999 by:


[NAME OF INSTITUTION]



By: ___________________________
Print Name: ____________________
Title: _________________________

                                                                   Exhibit 10.13


                        ACKNOWLEDGEMENT AND INSTRUCTIONS

         Bank of America, N.A. ("BofA") hereby acknowledges the transfer to BofA of exclusive ownership, dominion and control of the "Deposit Account" (as defined in the foregoing letter (the "Letter Agreement")) executed by [Weston entity]. Pursuant to the second paragraph of the Letter Agreement, the Bank (as defined in the Letter Agreement) may continue to accept instructions from [Weston entity] in connection with the Deposit Account unless the Bank has received written notice (which has not been rescinded) from BofA of the existence of a Default under and as defined in the Security Agreement (as defined in the Letter Agreement). Any such written notice shall be effective on the business day received by the Bank if received before 12:00 noon (local time at the office of the Bank where the Deposit Account is maintained) and, if not received by such time, on the next succeeding business day. This Acknowledgement and Instructions may not be changed except pursuant to a writing signed by BofA and [Weston entity].

                                         BANK OF AMERICA, N.A.


                                         By: _______________________________
                                         Print Name: ________________________
                                         Title: ______________________________
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                                                                   Exhibit 10.13


                                   Schedule I

                                 Deposit Account

                                                                   Exhibit 10.13


                                    EXHIBIT C

                                    ACCOUNTS



  Account Number                                       Financial Institution